Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chamath Palihapitiya, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)	the accompanying Annual Report on Form 10-K for the fiscal year ended December 31, 2017 of Social Capital Hedosophia Holdings Corp. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Social Capital Hedosophia Holdings Corp.

Date: February 13, 2018	By:	/s/ Chamath Palihapitiya
Chamath Palihapitiya
Chief Executive Officer (Principal Executive Officer)

This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Social Capital Hedosophia Holdings Corp. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.